                                                                    Exhibit 23.1


                    CONSENT OF PRICEWATERHOUSECOOPERS L.L.P.


    We consent to the incorporation by reference in this Post-Effective Amendment No. 2 on Form S-8 to the Form S-4 Registration Statement of NSTAR of our report dated January 28, 1999 relating to the consolidated financial statements and financial statement schedules, which appears in BEC Energy's Annual Report on Form 10-K for the year ended December 31, 1998.




                               /s/ PricewaterhouseCoopers LLP
                               PRICEWATERHOUSECOOPERS LLP

August 17, 1999